UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

Appgate, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2 Alhambra Plaza, Suite PH-1-B, Coral Gables, FL 33134
(Address of principal executive offices) (Zip Code)

(866) 524-4782
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

In order to align its strategy with market conditions to support its long-term success, Appgate, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), committed to a reduction in force (the “Reduction”), comprising approximately an aggregate of 34 employees and contractors (approximately 8% of our workforce). We commenced the Reduction on February 1, 2023 upon notification to certain affected employees, and we substantially completed notification of all affected employees and contractors by February 2, 2023. The Reduction has now been substantially completed. In connection with the Reduction, we estimate that we will incur approximately $500 thousand of costs and expenses, primarily comprising severance and termination-related costs, which we expect to recognize in the first quarter of 2023.

Forward-Looking Statements

This Item 2.05 contains forward-looking statements that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward looking statements are statements that are not historical facts. Words such as “expects,” “believes,” “will,” “may,” “anticipates,” “intends,” “plans,” “estimates,” “seek,” “predict,” “project,” “potential” or the negatives of these terms or variations of them or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the anticipated benefits of the Reduction, the anticipated timing and details of the reduction in workforce and expected charges and costs associated with the reduction in workforce that we expect to incur. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management, and are subject to a number of risks and uncertainties. Factors that could cause actual results to differ materially from current expectations include possible changes in the expected costs and charges associated with the Reduction, and risks associated with our ability to achieve the expected benefits of the Reduction and realignment of our resources. Additionally, these forward-looking statements should be considered in conjunction with the cautionary statements and risk factors described in our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on December 28, 2022, as updated by any subsequent filings which we make with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2023	Appgate, Inc.

	By:	/s/ Leo Taddeo
Leo Taddeo
Chief Executive Officer
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